EXHIBIT 10.3

NOTE PREPAYMENT AGREEMENT

                This NOTE PREPAYMENT AGREEMENT (this “Agreement”) is made and entered into as of December 5, 2011, by and among EdgeWave, Inc., a Delaware corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

A. The Investors are the record and beneficial owners of (i) the Convertible Notes dated August 2, 2010, and (ii) the Convertible Notes dated September 20, 2010, issued by the Company in an aggregate original principal amount of $2,875,000 (collectively, the “Convertible Notes”). With respect to each Convertible Note, Schedule I hereto identifies (i) the payee, (ii) the date of issuance, (iii) the original principal amount, (iv) the interest rate on the date hereof, and (v) the outstanding principal and accrued interest as of December 5, 2010.

B. Concurrent with the execution and delivery of this Agreement, the Company, and the Investors have entered into a Securities Purchase Agreement (the “SPA”) pursuant to which the Investors are purchasing new convertible notes (the “New Convertible Note”) dated the date hereof.

C.  The Company will prepay the Convertible Notes at a prepayment price equal to the principal and accrued interest on the Convertible Notes through December 5, 2011 (the “Prepayment Date”) in the amounts set forth in Schedule I (the “Prepayment Amount”) and the Investors wish to permit the Company to prepay the Convertible Notes on such terms, all as more fully set forth herein.

D.  Investors wish to have credited the Prepayment Amount toward the total amount invested into the New Convertible Note.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals above and of the mutual agreements, covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

ARTICLE I
THE PREPAYMENT

1.1   Prepayment of Convertible Notes. Subject to the conditions set forth in Article II, the Company shall on the Prepayment Date prepay the Convertible Notes held by the Investors for the Prepayment Amount.

1.2   Deliveries. On the Prepayment Date, (a) the Company shall mark each executed Convertible Note as “repaid”, and (b) the Company shall credit the entire Prepayment Amount toward the amount invested in the New Convertible Notes to each Investor in the amounts set forth on Schedule I (the “Prepayment Credit”).

1.3   Effect of Prepayment. Upon consummation of the Prepayment, the Convertible Notes shall be cancelled, released, extinguished and of no further force and effect, and the Investors shall have no further rights to payment of principal or interest or otherwise under the Convertible Notes or any further rights, powers, entitlements or claims under the Convertible Notes or the Stock Purchase Agreement dated August 2, 2010, as amended (the “Prior SPA”), to the extent related to the issuance of the Convertible Notes, all of which shall be fully and effectively released, acquitted, and forever discharged without any further action on the part of the Investors.  For the avoidance of doubt, the warrants to purchase Company common stock issued pursuant to the Prior SPA are not affected by this Agreement. Each Investor acknowledges and agrees that the receipt of the securities issued pursuant to the SPA will be in full satisfaction and accord of all amounts previously payable under the Convertible Notes.

ARTICLE II
CONDITIONS TO PREPAYMENT

2.1   Conditions to Obligations of the Company. The obligation of the Company to consummate the Prepayment is subject to (i) the parties hereto executing the SPA, (ii) each Investor delivering to the Company the original executed Convertible Notes, and (iii) Company receiving confirmation to its satisfaction that each Investor has wired in immediately available funds that portion of the Purchase Price, as such term is defined in the SPA, in excess of the Prepayment Amount, which excess amount, in the aggregate, is One Million Five Hundred and Nine Thousand Eight Hundred and Fifty Nine Dollars US ($1,509,143.04) from all Investors.

ARTICLE III
GENERAL

3.1   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

3.2   Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3.3   Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Note Prepayment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EDGEWAVE, INC.

By: /s/ Louis Ryan
Louis Ryan
President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Note Prepayment Agreement to be duly executed by their respective authorized signatories as of the date first written above.

  INVESTOR

ATA Ventures II, L.P., by its General Partner
ATA Management II, LLC
ATA Affiliates Fund II, L.P., by its General Partner
ATA Management II, LLC
ATA Investment Fund II, L.P., by its General Partner
ATA Management II, LLC

By: /s/ Hatch Graham
Name: Hatch Graham
Title: Managing Director

Address for Notice:

203 Redwood Shores Parkway, Suite 5500
Redwood City, CA 94065
Facsimile: (650) 594-0257

IN WITNESS WHEREOF, the parties have executed this Note Prepayment Agreement to be duly executed by their respective authorized signatories as of the date first written above.

INVESTOR

RWI VENTURES II, L.P.

By: /s/ William Baumel
Name: William Baumel
Title:

Address for Notice:

SCHEDULE I

Convertible Notes (1st Closing)

Payee (Investor)	Date of Issuance	Outstanding Principal Mount	Accrued Interest (12-05-11)	Outstanding principal and accrued interest (Prepayment Amount)
1. ATA Affiliates Fund II, L.P.	August 2, 2010	$24,546	$995.32	$25,541.32
2. ATA Investment Fund II, L.P.	August 2, 2010	$4,865	$197.27	$5,062.27
3.ATA Ventures II, L.P.	August 2, 2010	$1,677,539	$68,022.85	$1,745,561.85
4.RWI Ventures II, L.P.	August 2, 2010	$993,050	$40,267.38	$1,033,317.38
Total		$2,700,000	$109,482.82	$2,809,482.82

Convertible Notes (2nd Closing)

Payee (Investor)	Date of Issuance	Outstanding Principal Mount	Accrued Interest (12-05-11)	Outstanding principal and accrued interest (Prepayment Amount)
1. ATA Affiliates Fund II, L.P.	September 20, 2010	$1,591	$57.95	$1,648.95
2. ATA Investment Fund II, L.P.	September 20, 2010	$315	$11.47	$326.47
3.ATA Ventures II, L.P.	September 20, 2010	$108,730	$3,960.35	$112,690.35
4.RWI Ventures II, L.P.	September 20, 2010	$64,364	$2,344.37	$66,708.37
Total		$175,000	$6,374.13	$181,374.14
Grand Total (1st and 2nd Closing		$2,875,000	$115,813.35	$2,990,856.96

New Convertible Notes

Payee (Investor)	Prepayment Amount	Wire Amounts	Purchase Price for New Convertible Notes
1. ATA Affiliates Fund II, L.P.	$27,190.27	$13,073.48	$40,263.75
2. ATA Investment Fund II, L.P.	$5,388.74	$2,591.44	$7,980.18
3.ATA Ventures II, L.P.	$1,858,252.20	$893,503.87	$2,751,756.07
4.RWI Ventures II, L.P.	$1,100,025.75	$599,974.25	$1,700,000
Total	$2,990,856.96	$1,509,143.04	$4,500,000